SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 28, 2003 (July 15, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES ELP-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-68854-04            13-3891329
(State or other jurisdiction of    Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

     WORLD FINANCIAL CENTER,                                        10080
       NEW YORK, NEW YORK                                        (Zip Code)

(Address of principal executive
            offices)

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       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT


EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated July 15, 2002 and corrects certain clerical errors present in that exhibit.

ITEM 1.              CHANGES IN CONTROL OF REGISTRANT

                     Not Applicable

ITEM 2.              ACQUISITION OF DISPOSITION OF ASSETS

                     Not Applicable

ITEM 3.              BANKRUPTCY OR RECEIVERSHIP

                     Not Applicable

ITEM 4.              CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                     Not Applicable

ITEM 5.              OTHER EVENTS

                     99.1 Distribution to holders of the Preferred Plus Trust Series ELP-1 on July 15, 2002.

ITEM 6.              RESIGNATION OF REGISTRANT'S DIRECTORS

                     Not Applicable

ITEM 7.              FINANCIAL STATEMENTS AND EXHIBITS

                     (a)     Financial statements of business acquired.

                             Not applicable

                     (b)     Pro forma financial information.

                             Not Applicable

                     (c)     Exhibits.

                     99.1 Trustee's report in respect of the July 15, 2002 distribution to holders of the Preferred Plus Trust Series ELP-1

ITEM 8.              CHANGE IN FISCAL YEAR

                     Not Applicable

ITEM 9.              SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                     Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03
                                         MERRILL LYNCH DEPOSITOR, INC.
                                         By:  /s/ Barry N. Finkelstein
                                              Name:   Barry N. Finkelstein
                                              Title:  President


                                  EXHIBIT INDEX

                     99.1 Trustee's report in respect of the July 15, 2002 distribution to holders of the Preferred Plus Trust Series ELP-1.